Exchange Agreement

     This Exchange Agreement (the "Agreement") is made and entered into by and among Explorations Group, Inc., a Delaware corporation ("Explorations"), and The Calvo Family Spendthrift Trust, a Florida trust (the "CFST"), Explorations and CFST being sometimes hereinafter collectively referred to as the "Parties" or generically as a "Party").

                                    Preamble:

     WHEREAS, the CFST desires to enter into arrangements making it clear to Explorations that it is not and will not become a "control person" of Explorations, as such term is used for purposes of Item 401(d) of Regulation SB promulgated by the Commission; and

     WHEREAS, Explorations desires to assure that such representation is and remains accurate;

     NOW,   THEREFORE,   in  consideration   of  the  covenants,   promises  and
representations set forth herein, and for other good and valuable consideration, the Parties, intending to be legally bound, hereby agree as follows:

                                   Witnesseth:

                                    Article I
                                   Definitions

     The following terms or phrases, as used in this Agreement, shall have the following meanings:

(A)  Commission:

     The United States Securities and Exchange Commission.

(B)  Exchange Act:

     The Securities Exchange Act of 1934, as amended.

(C)  Exchange Act Reports:

     Prior to registration of a class of Explorations securities with the Commission under the Securities Act or the Exchange Act, Exchange Act Reports will refer to the disclosure statement prepared by Explorations in compliance with the requirements of Rule 15c2-11 promulgated by the Commission under authority of the Exchange Act; after Explorations registers a class of its securities with the Commission under the Securities Act or the Exchange Act, Exchange Act Reports will refer to the reports on Commission Forms 10-SB, 10-KSB, 10-QSB and 8-K and Commission Schedules 14A and 14C, that Explorations would be required to file pursuant to Sections 13, 14, 15(d) and 12(g) of the Exchange Act.

(D)  Exchange Exemption:

     Securities Act Section 3(a)(9),  Securities Exempted by Act,  Subsubsection
     (9), Securities Exchanged with Security Holders. "Except as hereinafter expressly provided the provisions of this title shall not apply to any of the  following  classes of  securities:  ....(9)  Except with  respect to a security exchanged in a case under title 11 of the United States Code, any security exchanged by the issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange ....

(D)  Florida Act:

     The Florida Securities and Investor Protection Act.

(E)  Florida Exemption:

     Sec.  517.061,  Florida  Statutes,   Exempt  transactions.   ....  (6)  Any
     transaction involving the distribution of the securities of an issuer exclusively among its own security holders, including any person who at the time of the transaction is a holder of any convertible security, any nontransferable warrant, or any transferable warrant which is exercisable within not more than 90 days of issuance, when no commission or other remuneration is paid or given directly or indirectly in connection with the sale or distribution of such additional securities.

(F)  Securities Act:

     The Securities Act of 1933, as amended.

                                   Article II
                                    Exchange

(A) The CFST hereby exchanges all of the shares of Explorations' common stock, $0.01 par value (the "Common Stock") which it holds in excess of one share less than 5% of all of Explorations' outstanding Common Stock (the
     "Exchanged Common Stock") for shares of Explorations' Class A Non-Voting, Convertible Preferred Stock, as more particularly described in the certificate of designation annexed hereto and made a part hereof as exhibit II-A-1 (the "Preferred Stock" and the "Certificate," respectively) in an amount equal to 1/20th the number of shares of Preferred Stock as the number of shares of Common Stock exchanged, as calculated in exhibit annexed II-A-2 hereto and made a part hereof (the "Exchange Calculation").

(B) The exchange is being effected without registration under the Securities Act or the Florida Act, based on the exemption from registration provided by Section 3(a)(9) of the Securities Act and Section 517.061(6) of the Florida Act.

(C) As a material inducement to Explorations' consideration of the CFST's offer to effect the exchange, the CFST represents, warrants and covenants to Explorations, as follows:

     (1) The CFST acknowledges that it has, based on its own substantial experience, the ability to evaluate the transactions contemplated hereby and the merits and risks thereof in general and the suitability of the transaction for it in particular;

     (2) The CFST understands that the offer and issuance of Preferred Stock is being made in reliance on the CFST's representation that it has reviewed Explorations' materials submitted to the NASD pursuant to Exchange Act Rule 15c2-11 and Explorations' Audit, and has become familiar with the information disclosed therein, including that contained in exhibits filed with such reports;

     (3) The CFST is fully aware of the material risks associated with becoming an investor in Explorations and confirms that it was previously informed that all documents, records and books pertaining to this investment have been available from Explorations and that all documents, records and books pertaining to this transaction requested by it have been made available to it;

     (4) The CFST has had an opportunity to ask questions of and receive answers from the officers of Explorations concerning the terms and conditions of this Agreement and the transactions contemplated hereby, as well as the affairs of Explorations and related matters;

     (5) The CFST has had an opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraphs (1), (2), (3) and (4) hereof;

     (6) The CFST has represented to Explorations that it has the general ability to bear the risks of the subject transaction and that it is a suitable investor for a private offering and the CFST hereby affirms the correctness of such information to Explorations;

     (7)  The CFST acknowledges and is aware that:

          (a) The Preferred Stock is a speculative investment with no assurance that Explorations will be successful, or if successful, that such success will result in payments to the CFST or to realization of capital gains by the CFST on disposition of the Preferred Stock; and



                               Exchange Agreement - 2

          (b) The Preferred Stock to be issued to it has not been registered under the Securities Act or under any state securities laws; accordingly the CFST may have to hold such common stock and may not be able to liquidate, pledge, hypothecate, assign or transfer it;

     (8) The CFST has obtained its own opinion from its legal counsel to the effect that after an examination of the transactions associated herewith and the applicable law, no action needs to be taken by either the CFST or Explorations in conjunction with this Agreement and the issuance of the Preferred Stock in conjunction therewith, other than such actions as have already been taken in order to comply with the securities law requirements of the CFST's state of domicile, including the safe harbor provided in conjunction with compliance with the Florida Exemption; and

     (9) (a) The certificates for the Preferred Stock will bear restrictive legends and Explorations' transfer agent will be instructed not to transfer the subject securities unless they have been registered pursuant to Section 6 of the Securities Act or an opinion of counsel to the CFST satisfactory to legal counsel to Explorations and Explorations' president has been provided, to the effect that the proposed transaction is exempt from registration requirements imposed by the Securities Act, the Exchange Act and any applicable state or foreign laws.

          (b) The legend shall read as follows: "The securities represented by this certificate were issued without registration under the Securities Act of 1933, as amended, or comparable state laws in reliance on the provisions of Section 3(a)(9) of such act, and comparable state law provisions. These securities may not be transferred, pledged or hypothecated unless they are first registered under applicable federal, state or foreign laws, or the transaction is demonstrated to be exempt from such requirements to Explorations' satisfaction."


                                   Article III
                               General Provisions

3.1      Interpretation.

(A) When a reference is made in this Agreement to Schedules or Exhibits, such reference shall be to a Schedule or Exhibit to this Agreement unless otherwise indicated.

(B) The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation."

(C) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(D) The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

(E) All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

(F) The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.


                               Exchange Agreement - 3

3.2  Notice.

(A) All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     (1)  To Explorations:

                            Explorations Group, Inc.
                            Crystal Corporate Center;
                    2500 North Military Trail, Suite 225-D;
                           Boca Raton, Florida 33431
                      Attention: Michelle Tucker, President
               Telephone (561) 997-1188, Fax (561) 998-3425; and,
                         e-mail michelle@popstarz.com;

     (2)  the CFST:

                       The Calvo Family Spendthrift Trust
                          1941 Southeast 51st Terrace;
                              Ocala, Florida 34471
                       Attention: Cyndi N. Calvo, Trustee
               Telephone (352) 694-9182, Fax (352) 694-1325; and,
                        e-mail, cyndicalvo@hotmail.com;


     or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

(B) At the request of any Party, notice will also be provided by overnight delivery, facsimile transmission or e-mail, provided that a transmission receipt is retained.

3.3  Merger of All Prior Agreements Herein.

(A) This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.

(B) All prior agreements whether written or oral are merged herein and shall be of no force or effect.

3.4  Survival.

     The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and the Reorganization and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

3.5  Severability.

     If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

3.6  Governing Law.

     This Agreement shall be construed in accordance with the substantive and procedural laws of the State of Florida (other than those regulating taxation and choice of law).


                               Exchange Agreement - 4

3.7  Indemnification.

(A) Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current, or inchoate to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a consequence of the failure of the indemnifying Party to act, whether pursuant to requirements of this Agreement or otherwise.

(B) In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party shall be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorneys' fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.

3.8  Dispute Resolution.

(A) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder shall, to the extent legally permitted, be held in Broward County, Florida, and the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not any formal proceedings are initiated.

(B) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

     (1) (a) First, the issue shall be submitted to mediation before a mediation service in Broward County, Florida to be selected by lot from four alternatives to be provided, two by the CFST and two by Explorations.

          (b) The mediation efforts shall be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

     (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida to be selected by lot, from four alternatives to be provided, two by the CFST and two by Explorations.

     (3) (a) Expenses of mediation shall be borne equally by the Parties, if successful.

          (b) Expenses of mediation, if unsuccessful and of arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

          (c)  If the terms of the arbitral  award do not establish a prevailing
               Party,   then  the  expenses  of   unsuccessful   mediation   and
               arbitration shall be borne equally by the Parties involved.

3.9  Benefit of Agreement.

     The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representatives, estate, heirs and legatees but are not intended to confer upon any other person any rights or remedies hereunder.



                               Exchange Agreement - 5

3.10 Further Assurances.

     The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

3.11 Counterparts.

(A)  This Agreement may be executed in any number of counterparts.

(B) All executed counterparts shall constitute one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.

(C) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement which shall be the document filed with the Commission in conjunction with the contemplated filing of Explorations' Form 10-SB under the Exchange Act.


     In Witness Whereof, Explorations and the CFST have caused this Agreement to be executed by themselves or their duly authorized respective officers, all as of the last date set forth below:

Signed, sealed and delivered
         In Our Presence:
                                                      Explorations Group, Inc.
/s/ Nancy Molinari /s/                                (A Delaware corporation)

/s/ Charles J. Scimeca /s/                 By: /s/ Michelle Tucker /s/
                                                   Michelle Tucker, President
         (Corporate Seal)
                                      Attest:  /s/ Vanessa H. Lindsey /s/
                                                   Vanessa H. Lindsey, Secretary
Dated:   May 29, 2002

                                              The Calvo Family Spendthrift Trust
/s/ Pearl Audit /s/                                    (a Florida trust)

/s/ Sally Ann Stroberg /s/                 By:  /s/  Cyndi N. Calvo /s/
                                                     Cyndi N. Calvo, Trustee
Dated:   May 29, 2002






                               Exchange Agreement - 6

                                 Exhibit II-A-1



Certificate of Designation






















                               Exchange Agreement - 7

                                 Exhibit II-A-2



Calvo Family Spendthrift Trust will exchange 251,313 shares of Explorations' Common Stock currently held for 12,566 shares of Explorations' Class A-Non-Voting, Convertible Preferred Stock.




















                               Exchange Agreement - 8